SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 April 23, 1997
                                 Date of Report
                        (Date of earliest event reported)

                              JP FOODSERVICE, INC.
             (Exact name of registrant as specified in its charter)

              DELAWARE                     0-24954             52-1634568
   (State or other jurisdiction of       (Commission        (I.R.S. Employer
    incorporation or organization)       File Number)     Identification Number)

                            9830 Patuxent Woods Drive
                               Columbia, Maryland
                    (Address of principal executive offices)

                                      21046
                                   (Zip Code)

                                 (410) 312-7100
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

         In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, JP Foodservice, Inc. ("JP Foodservice" or the "Company") is hereby filing cautionary statements identifying important factors that could cause the Company's actual results to differ materially from those projected in forward-looking statements made by or on behalf of the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (99)   Additional Exhibits

                99 Cautionary Statements for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                JP FOODSERVICE, INC.


Date:  April 23, 1997                           By: /s/ Lewis Hay, III
                                                    ---------------------------
                                                      Senior Vice President and
                                                      Chief Financial Officer

                                        3